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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2003


                            CHEVRONTEXACO CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                      1-368-2               94-0890210
     (State or other jurisdiction   (Commission File Number) (I.R.S. Employer No.)
        of incorporation )

      6001 Bollinger Canyon Road, San Ramon, CA              94583
        (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (925) 842-1000


                                      NONE

          (Former name or former address, if changed since last report)


Item 5. Other Events

         - On January 31, 2003, ChevronTexaco Corporation issued a press release announcing preliminary unaudited fourth quarter 2002 net income of $904 million. The press release is attached hereto as Exhibit 99.1 as incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        The following exhibit is filed as part of this report:

        Exhibit No.            Description
        -----------            -----------
        99.1                   Press release issued January 31, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2003

                                        CHEVRONTEXACO CORPORATION



                                        By    /s/ S.J. Crowe
                                          --------------------------------------
                                            S. J. Crowe, Vice President and
                                            Comptroller
                                            (Principal Accounting Officer and
                                            Duly Authorized Officer)


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                                  EXHIBIT INDEX

        99.1                   Press release issued January 31, 2003.